                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): February 20, 2007

                                                         CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             0-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 16, 2007, we received a letter from the Nasdaq Stock Market notifying us that because we had failed to file with Nasdaq our quarterly report on Form 10-Q for our fiscal year ended December 31, 2006, as required by Marketplace Rule 4310(c)(14), our securities were subject to delisting from the Nasdaq Stock Market.

The Company has a hearing with NASDAQ on March 1. 2007 concerning NASDAQ's notice of delisting.

(c) Exhibits

99.1 Press Release Dated February 20, 2007

99.1

Contact: Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

CSP INC. files its 2006 Form 10-K and receives delisting notification from nasdaq

BILLERICA, MA, February 20, 2007 - CSP Inc. (NASDAQ:CSPI), a provider of IT Solutions, systems integration services and dense cluster computing systems, announced today that it filed its Form 10-K for the fiscal year ended September 30, 2006. In addition the Company is working to complete its filing of the interim period ended December 31, 2006 (first quarter of fiscal year 2007). The Company plans to file the applicable first quarter of fiscal year 2007 financial statements as soon as practicable.

On February 16, 2007, the Company received a letter from the NASDAQ Stock Market notifying the Company that because it had failed to file its quarterly report on Form 10-Q for the quarterly period ended December 31, 2006, as required by Marketplace Rule 4310(c) (14); its securities are subject to delisting from the NASDAQ Stock Market.

The Company has a hearing with NASDAQ on March 1, 2007 concerning NASDAQ's notice of delisting

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. (NASDAQ:CSPI) and its subsidiaries develop and market best-of-breed IT solutions, systems integration services, and high-performance computer systems. Its Systems segment includes the MultiComputer Division, which supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, also part of its Service and System Integration segment, was founded in 1970 and includes the fiscal 2003 acquisition of Technisource, is a leading provider of IT solutions and systems integration services. MODCOMP works with third parties to develop customized solutions in the global IT markets and has offices in the U.S., U.K., and Germany. More information about CSP is available on the Company's website at http://www.CSPI.com. To learn more about MODCOMP, Inc., please consult http://www.modcomp.com.